UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 22, 2002
(Date of Report/Date of earliest event reported)

MBIA INC.
(Exact name of registrant as specified in its charter)

Connecticut (State or other jurisdiction of incorporation)	333-85060 (Commission File Number)	06-1185706 (IRS Employer Identification No.)

113 KING STREET ARMONK, NEW YORK 10504
(Address and zip code of principal executive offices)

(914) 273-4545
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

ITEM 7. FINANCIAL	STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

The following documents are filed with reference to and hereby incorporated by reference into the Registration Statement on Form S-3 (File No. 333-85060), of MBIA, Inc. (the “Company”) filed with the Securities & Exchange Commission on March 27, 2002:

1.01	Underwriting Agreement, dated August 20, 2002 (Debt Securities of the Company).
1.02	Underwriting Agreement, dated August 16, 2002 (Debt Securities of the Company).
4.04	Form of First Supplemental Indenture, dated August 22, 2002.
4.05	Form of 6.4% Senior Note due 2022.
12.01	Computation of Ratio of Earnings.
25.01	Statement of Eligibility and Qualification on Form T-1 of the Senior Indenture.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 22, 2002	MBIA INC. (Registrant)

	By:	/S/ JOSEPH SEVELY
Name: Joseph Sevely Title: Treasurer

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EXHIBIT INDEX

1.01	Underwriting Agreement, dated August 20, 2002 (Debt Securities of the Company).
1.02	Underwriting Agreement, dated August 16, 2002 (Debt Securities of the Company).
4.04	Form of First Supplemental Indenture, dated August 22, 2002.
4.05	Form of 6.4% Senior Note due 2022.
12.01	Computation of Ratio of Earnings.
25.01	Statement of Eligibility and Qualification on Form T-1 of the Senior Indenture.

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